UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D. C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 18, 2013

MATSON, INC.

(Exact name of registrant as specified in its charter)

Hawaii	001-34187	99-0032630
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1411 Sand Island Parkway

Honolulu, Hawaii 96819

(Address of principal executive office and zip code)

(808) 848-1211

(Registrant’s telephone number, including area code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):

☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01. Regulation FD Disclosure

Matson, Inc. (“Matson”) will present at an industry conference on September 18th.  Matson will be using the presentation materials attached as Exhibit 99.1 to this Form 8-K.  Additionally, the presentation materials are available on the Company’s website at www.matson.com and will be available for approximately one week following the meeting.  The information set forth in these materials speaks only as of September 18, 2013.

Statements in this Form 8-K and the attached exhibits that are not historical facts are “forward-looking statements,” within the meaning of the Private Securities Litigation Reform Act of 1995, that involve a number of risks and uncertainties that could cause actual results to differ materially from those contemplated by the relevant forward-looking statement.  Factors that could cause actual results to differ materially from those contemplated in the statements include, without limitation, those described on pages 9-15 of the Form 10-K filed by Matson, on March 1, 2013.  These forward-looking statements are not guarantees of future performance.  Actual results could differ materially from those anticipated in the forward-looking statements and future results could differ materially from historical performance.

Item 9.01. Financial Statements and Exhibits.

(a) - (c) Not applicable.

(d) Exhibits.

The exhibits listed below are being furnished with this Form 8-K.

99.1                        Investor Presentation

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 18, 2013

MATSON, INC.

/s/ Dale B. Hendler
Dale B. Hendler
Vice President and Controller,
(principal accounting officer)